UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 31, 2014

American Apparel, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32697	20-3200601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

747 Warehouse Street, Los Angeles, CA	90021-1106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 488-0226

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 9, 2014, American Apparel, Inc. (the “Company”) entered into a Nomination, Standstill and Support Agreement (the “Support Agreement”) with Standard General L.P., Standard General Master Fund L.P., P Standard General Ltd. and Dov Charney.  In accordance with the terms of the Support Agreement, and as described in an Information Statement on Schedule 14F-1 (the “Schedule 14F-1”) filed with the Securities and Exchange Commission (the “SEC”) on July 23, 2014, five (5) of the Company’s seven (7) directors resigned, effective ten (10) days following the filing of the Schedule 14F-1.  As of August 2, 2014, Dov Charney, Alberto Chehebar, Robert Greene, Marvin Igelman and Billy Mauer are no longer members of Board of Directors (the “Board”) of the Company.  No director resigned because of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

On August 2, 2014, immediately following the acceptance of such resignations, Allan Mayer and David Danziger, the Company’s two remaining directors, appointed the following individuals to fill the vacancies resulting from such resignations in accordance with the terms of the Support Agreement: (i) David Glazek as a Class A director, (ii) Thomas J. Sullivan as a Class B director and (iii) Colleen B. Brown and Joseph Magnacca as Class C directors.  The information required by Item 5.02 of Form 8-K regarding the directors appointed on August 2, 2014 has been previously disclosed in the Schedule 14F-1, which is included as Exhibit 20.1 to this report, and such information is incorporated herein by reference.  The Board has determined that each of Colleen B. Brown, David Glazek, Joseph Magnacca and Thomas J. Sullivan qualifies as an independent director under the rules of the NYSE MKT LLC.

On August 5, 2014, the Board established the composition of certain committees of the Board.  The Compensation Committee of the Board consists of Allan Mayer, David Glazek and Joseph Magnacca, with Allan Mayer serving as Chair.  The Nominating and Corporate Governance Committee of the Board consists of Colleen B. Brown, David Glazek, Allan Mayer and Thomas J. Sullivan, with Colleen B. Brown serving as Chair.  The Suitability Committee of the Board, established pursuant to the Support Agreement, consists of David Danziger, Colleen B. Brown and Thomas J. Sullivan.

Item 5.03.             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 31, 2014, in accordance with the Support Agreement, the Board amended and restated the Bylaws of the Company (the “Amended Bylaws”) to the form adopted on October 1, 2010, except that the size of the Board has been fixed at nine directors.  Accordingly, the changes to the Company’s Bylaws set forth in Item 5.03 of the Current Report on Form 8-K filed June 30, 2014, have been reversed.

The foregoing description of the Amended Bylaws is qualified in its entirety by reference to the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d)                                         Exhibits:

Exhibit
Number	Description

3.2	Amended and Restated Bylaws of American Apparel, Inc., as amended, effective as of July 31, 2014.

20.1	Information Statement on Schedule 14F-1 (incorporated by reference in its entirety as originally filed with the SEC on July 23, 2014).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN APPAREL, INC.

Dated: August 6, 2014	By:	/s/ John J. Luttrell
		Name:	John J. Luttrell
		Title:	Interim Chief Executive Officer, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.2	Amended and Restated Bylaws of American Apparel, Inc., as amended, effective as of July 31, 2014.

20.1	Information Statement on Schedule 14F-1 (incorporated by reference in its entirety as originally filed with the SEC on July 23, 2014).